UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006
________

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, PHH Corporation (the “Company”) has not yet finalized its financial statements for fiscal 2005 and the audit with respect to such financial statements is ongoing. As a result, the Company has (i) delayed the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”) beyond the Securities and Exchange Commission (“SEC”) filing deadline and (ii) postponed its Annual Meeting of Stockholders, originally scheduled for April 27, 2006, and the mailing of its Proxy Statement. Accordingly, on April 21, 2006, after consideration of the foregoing delays, the Compensation Committee of the Company’s Board of Directors determined that the vesting of certain restricted stock units scheduled to vest on April 22, 2006 be deferred until five business days following the filing of the Company’s 2005 Form 10-K held by senior executives of the Company, PHH Mortgage Corporation and PHH Vehicle Management Services, LLC, doing business as PHH Arval, both wholly-owned subsidiaries of the Company. The remaining terms of the restricted stock units have not been modified.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the delay in the filing of the Company’s 2005 Form 10-K and Proxy Statement as set forth in Item 1.01 above, the Company could not make certain disclosures required to be made in those filings under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as more fully discussed below. On April 27, 2006, the Company advised the NYSE that the finalization of its financial statements for the fiscal year ended December 31, 2005 and the accompanying audit were ongoing, and at this time, the Company was not prepared to file its 2005 Form 10-K and Proxy Statement which would include the required NYSE corporate governance disclosures. Based upon these discussions with the Company, the NYSE advised the Company that it could provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

•
disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•
disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•
disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

The Company intends to provide the following disclosures in its 2005 Form 10-K and/or Proxy Statement to be distributed to stockholders in substantially the form presented below. The Company is diligently working to complete its 2005 Form 10-K and Proxy Statement, and will distribute both filings to its stockholders as soon as possible. However, the Company can provide no assurances at this time as to when this distribution will take place.

Director Independence

Pursuant to the Company’s Corporate Governance Guidelines, the Company has adopted an enhanced independence standard requiring that at least two-thirds of the Board of Directors qualify as independent directors under the NYSE corporate governance rules. The Company’s Board of Directors has also adopted Independence Standards for Directors, attached hereto and incorporated herein by reference as Exhibit 99.1. The Board of Directors reviewed each of the director’s relationships with the Company in conjunction with the Independence Standards for Directors and NYSE corporate governance rules, and has affirmatively determined that all of the non-employee directors, including Messrs. Brinkley, Krongard, Mariner and Van Kirk and Ms. Logan, meet the categorical standards under the Independence Standards for Directors and are independent directors under the NYSE corporate governance rules. The Board determined that Messrs. Edwards and Kilroy, who serve as executive officers of the Company and its subsidiaries, are not independent directors. Accordingly, more than two-thirds of the members of the Board of Directors are independent.

Presiding Director for Executive Sessions

The Company’s Board of Directors has designated Mr. Krongard, the Non-Executive Chairman of the Board and Chairman of the Corporate Governance Committee, as the presiding director of executive sessions of the non-management directors of the Board.

Communication with Non-Management Directors

In accordance with the Company’s Corporate Governance Guidelines, all stockholder and interested party communications to any director, the non-management directors as a group or the Board of Directors shall be forwarded to the attention of the Chairman of the Corporate Governance Committee, c/o Corporate Secretary, 3000 Leadenhall Road, Mt. Laurel, NJ 08054.

The Corporate Secretary shall review all such stockholder and interested party communications and discard those which (i) are not related to the business or governance of the Company, (ii) are commercial solicitations which are not relevant to the Board’s responsibilities and duties, (iii) pose a threat to health or safety, or (iv) the Chairman of the Corporate Governance Committee has otherwise instructed the Corporate Secretary not to forward. The Corporate Secretary will then forward all relevant stockholder and interested party communications to the Chairman of the Corporate Governance Committee for review and dissemination.

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

The Company’s Corporate Governance Guidelines, Code of Business Conduct and charters for the Audit, Compensation and Corporate Governance Committees are available on the Company’s website at www.phh.com under the headings “Investor Relations-Corporate Governance.” Copies of the Corporate Governance Guidelines, Code of Business Conduct and committee charters are also available to stockholders upon request, addressed to the Corporate Secretary at 3000 Leadenhall Road, Mt. Laurel, NJ 08054 (telephone number: 1-866-PHH-INFO or 1-856-917-1PHH). The Company will post to its website any amendments to the Code of Business Conduct, or waivers to the provisions thereof for principal officers or directors, under the headings “Investor Relations-Corporate Governance-Waivers.”

Annual CEO Certification

The chief executive officer and chief financial officer certifications required under Section 302 of the Sarbanes-Oxley Act of 2002 have been filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The certification by the Company’s chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules has been submitted to the NYSE with qualifications related to the Company’s failure to make the required corporate governance disclosures as a result of the delay in the completion of its 2005 Form 10-K and Proxy Statement.

As discussed above, upon the filing of this Form 8-K the Company will be in compliance with the NYSE corporate governance rules.

Item 9.01	Financial Statements and Exhibits.

(c)    Exhibits

99.1  PHH Corporation Independence Standards for Directors

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Forward Looking Statements” in the Company’s periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting the Company’s Business and Future Results,” in connection with any forward-looking statements that may be made by the Company and its businesses generally. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company does not undertake any obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 27, 2006